SYNOVUS

First Quarter 2012 Results

April 24, 2012

SYNOVUS

Forward-looking Statements

This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the commercial banking industry and economy in general. These forward-looking statements include, among others, (1) our expectations on credit trends and key credit metrics; (2) expectations on loan balances and future loan growth; (3) expectations on deposit trends; (4) expectations on cost savings from our efficiency and expense management initiatives; (5) expectations or changes in our deposit mix and the impact on our cost of funding and net interest margin; (6) expected on recovery of the DTA valuation allowance; (7) expected annual impact from regulatory reform on fee income; (8) expectations on future profitability; (9) expectations on TARP repayment; and (10) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this report. Many of these factors are beyond Synovus' ability to control or predict.

These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2011 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Use of Non-GAAP Financial Measures

This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: pre-tax, pre-credit costs income; non-interest income excluding net investment securities gains (losses), net sequential quarter loan growth (decline), core deposits; net interest margin excluding negative impact of non-performing loans; core expenses; the ratio of pre-tax, pre-credit costs income to risk weighted assets; and the tangible common equity to tangible assets ratio. The most comparable GAAP measures to these measures are income (loss) before income taxes; non-interest income, sequential quarter total loan growth (decline), total deposits; net interest margin; total non-interest expense; the ratio of net income (loss) to average total assets; and the ratio of total equity to total assets, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus' core business and the strength of its capital position. Synovus believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist investors in evaluating Synovus' operating results, financial strength and capitalization. The non-GAAP measures should be considered as additional views of the way our financial measures are affected by significant charges for credit costs and other factors. The tangible common equity to tangible assets ratio is used by management to assess the strength of our capital position. Non-interest income excluding net investment securities gains (losses) is a measure used by management to evaluate non-interest income exclusive of net investment securities gains and (losses). Net sequential quarter loan growth (decline) is a measure used by management to evaluate organic loan growth. Core deposits are a measure used by management and investment analysts to evaluate organic growth of deposits and the quality of deposits as a funding source. The net interest margin excluding the negative impact of non-performing loans is a measure used by management to evaluate the net interest margin excluding the adverse impact of non-performing loans and interest charge-offs. Pre-tax, pre-credit costs income is a measure used by management to evaluate core operating results exclusive of credit costs as well as certain non-core income/ expenses such as restructuring charges. Core expenses is a measure utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.

Financial Results Summary

SYNOVUS

(in millions, except per share data)


Earnings Trend
$0
$15.7
$12.8
$21.4
($53.5)
($93.7)
1Q11
2Q11
3Q11
4Q11
1Q12
($0.119)
($0.068)
$0.017
$0.014
$0.024
Diluted EPS
Net income
Net loss

- Net income available to common shareholders was $21.4 million compared to net income of $12.8 million in 4Q11 and a net loss of $93.7 million in 1Q11
- Net income per diluted common share of $0.024 compared to net income of $0.014 in 4Q11 and a net loss of $0.119 in 1Q11

SYNOVUS

Financial Results Summary, *continued*

(dollars in millions)

NPL Inflows


$307
$231
$222
$189
$140
1Q11
2Q11
3Q11
4Q11
1Q12

down $49 million or 26% from 4Q11

down $167 million or 54% from 1Q11

Net Charge-offs*


3.12%
$167
3.22%
$167
2.72%
$138
2.26%
$113
1.90%
$95
1Q11
2Q11
3Q11
4Q11
1Q12

down $18 million or 16% from 4Q11

down $72 million or 43% from 1Q11

*Annualized

Continued improvement in key credit metrics

- Non-performing loan inflows continued to improve
- Net charge-off ratio* 1.90% compared to 2.26% in 4Q11 and 3.12% in 1Q11
- Total credit costs were $91 million, unchanged vs. 4Q11 and down 49% from 1Q11

SYNOVUS

Financial Results Summary, *continued*

(dollars in millions)



Potential Problem Commercial Loans*
down $95 million or 12% from 4Q11
down $1.2 billion or 63% from peak in 3Q10
$1,283
$1,199
$942
$780
$685
1Q11
2Q11
3Q11
4Q11
1Q12



Past Dues
0.96%
$202
0.05%
0.97%
$200
0.11%
0.99%
$200
0.13%
0.74%
$149
0.07%
0.73%
$145
0.04%
1Q11
2Q11
3Q11
4Q11
1Q12
Total Past Dues
Past Dues > 90 Days

Continued improvement in key credit metrics

- Every key problem loan category decreased during the quarter
- Non-performing loans declined $47 million or 5% from 4Q11
- Potential problem commercial loans* decreased $95 million or 12% from 4Q11
- Past dues over 90 days ended the quarter at 0.04%, down from 0.07% the previous quarter

* Substandard accruing loans excluding loans 90 days past due and still accruing interest and substandard accruing TDRs which are reported separately

SYNOVUS

Financial Results Summary, *continued*

Loans

- 1Q12 results reflected expected downward pressure on loan balances.
- Sequential quarter net loan decline* of approximately $25 million in 1Q12, compared to an increase of approximately $167 million in 4Q11 and a decline of approximately $238 million in 1Q11.
- Total loans reported a sequential quarter decline of $236.1 million, compared to a $22.3 million decline the previous quarter, and a $588.3 million decrease in 1Q11.
- Expect loan growth to occur during the second half of 2012.
  - Specialty Lending groups grew net loan balances by more than 15% during the quarter
  - Encouraged by significant growth in loan pipeline
- Loan portfolio mix continued to improve during the quarter; C&I and Retail combined now represent 65% of total loans.

Deposits

- Core deposits* increased $102.4 million or 2.0% annualized from 4Q11; core deposits excluding time deposits increased $391.3 million or 9.8% annualized from 4Q11.
- 1Q12 reflected continued improvement in deposit mix.
- Number of non-interest bearing deposit accounts grew by 3,501 accounts, or 4.0% annualized from 4Q11.

* Non-GAAP financial measure; see appendix

Financial Results Summary, *continued*


Net Interest Margin
3.6%
3.5%
3.3%
3.2%
3.0%
3.52%
3.52%
3.55%
72 b.p.s
53 b.p.s
47 b.p.s
1Q11
4Q11
1Q12
Core Deposits Cost

- 1Q12 net interest margin expanded 3 b.p.s from 4Q11 to 3.55%
- 1Q12 net interest margin benefited from a continuing decline in funding costs and lower negative impact of non-performing loans

SYNOVUS

Core Expenses*

(dollars in millions)



$210
$196
$182
$168
$154
$140
$205
$180
$181
$180
$177
$174
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12

- 1Q12 reflected continued downward trend in expenses, following the achievement of a $95 million or 12% reduction in core expenses* in 2011
- Focus on efficiency continues to be an imperative

* Excluding gain/loss on curtailment of post-retirement defined benefit plan,Visa indemnification charges, restructuring charges, and credit costs. Non-GAAP financial measure; see appendix

Financial Results Summary, *continued*

Capital Position Remains Solid

- Tier 1 capital ratio: 13.19%(1) up from 12.94% in 4Q11
- Tier 1 common equity ratio: 8.67% (1) up from 8.49% in 4Q11
- Total risk-based capital ratio: 16.57% (1) up from 16.49% in 4Q11
- Tangible common equity/tangible assets ratio (2): 6.81% unchanged vs. 4Q11
- Tier 1 leverage ratio: 10.41% (1) up from 10.08%

(1) Preliminary
(2) Excludes the carrying value of goodwill and other intangible assets from shareholders' equity and total assets. Non-GAAP financial measure; see appendix

Financial Results

SYNOVUS

Earnings Summary

(dollars in thousands, except per share data)

Income Statement Data	1Q12	4Q11	1Q12 vs 4Q11 $ change
Net interest income	$220,959	$227,156	($6,197)
Non-interest income excluding securities gains, net[1]	64,056	63,133	923
Investment securities gains, net	20,083	10,337	9,746
Non-interest expense, excluding other credit costs, restructuring charges, and Visa indemnification charges	174,447	176,539	(2,092)
Restructuring charges	858	639	219
Credit costs[2]	90,898	90,527	371
Visa indemnification charges	2,979	5,942	(2,963)
Income tax benefit	77	378	(301)
Dividends and accretion of discount on preferred stock	14,624	14,578	46
Net income available to common shareholders	$21,369	$12,779	$8,590
Diluted net income per common share	$0.024	$0.014	$0.010
Average diluted common shares outstanding	908,986	911,253	nm

nm - not meaningful

- Average diluted common shares include impact of tMEDS (approximately 123 million shares) due to net profit

(1) Non-GAAP financial measure; see appendix

(2) Consist of provision for loan losses plus other credit costs; other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale

SYNOVUS

Loans Outstanding

(dollars in billions)

Portfolio Composition	1Q12	1Q11
CRE	35.5%	38.4%
C&I	45.0%	43.1%
Retail	19.5%	18.5%



$21.00
$3.88
$8.06
$9.06
$20.50
$3.87
$7.77
$8.86
$20.10
$3.85
$7.44
$8.81
$20.08
$3.87
$7.27
$8.94
$19.84
$3.86
$7.05
$8.93
1Q11
2Q11
3Q11
4Q11
1Q12
C&I
CRE
Retail

(in millions)					
Sequential quarter loan decline:	($588.3)	($492.6)	($402.7)	($22.3)	($236.1)
Sequential quarter net loan (decline) growth*:	($238.0)	($167.6)	($132.1)	$166.8	($25.3)

*Excluding the impact of loan sales, transfers to loans held for sale, charge-offs, and foreclosures. Non-GAAP financial measure; see appendix

SYNOVUS

Deposits

- Continuing to shift deposit mix from brokered and time deposits to lower-cost core deposits[1]
  - Brokered deposits declined as planned ($376.5 million)
  - Core deposits[2] increased $102.4 million or 2.0% annualized from 4Q11
  - Core deposits excluding time deposits increased $391.3 million or 9.8% annualized from 4Q11

Total Core Deposits[2]

- Time
- NOW/Savings
- Non-interest Bearing
- Money Market

1Q12
$20.7 billion



20%
20%
27%
33%

4Q11
$20.6 billion



22%
20%
26%
32%

(1) Lower-cost core deposits consist of core deposits excluding time deposits.
(2) Core deposits consist of total deposits less brokered deposits. Non-GAAP financial measure; see appendix

SYNOVUS

Deposit Mix Improvement Drives Decrease in Core Deposits Cost


Core Deposits(1) Cost (2)
120 b.p.s
90 b.p.s
60 b.p.s
30 b.p.s
0 b.p.s
111 b.p.s
102 b.p.s
95 b.p.s
82 b.p.s
72 b.p.s
67 b.p.s
62 b.p.s
53 b.p.s
47 b.p.s
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
1Q12 47 b.p.s
1Q11 72 b.p.s
25 b.p.s
improvement

(1) Core deposits represent total deposits less brokered deposits. Non-GAAP financial measure; see appendix
(2) Cost of core deposits including non-interest bearing deposits

Net Interest Margin

1Q12 vs. 4Q11 Key Margin Drivers

- Net interest margin of 3.55% up 3 b.p.s
- 4 basis point decline in effective cost of funds
  - Downward repricing of maturing core time deposits
  - Reductions in core money market rates
  - Continued improvement in deposit mix
- 1 basis point decline in earning assets yield

Net Interest Margin Trend



3.76%
3.76%
3.70%
3.74%
3.74%
24 b.p.s
19 b.p.s
3.52%
3.51%
3.47%
3.52%
3.55%
1Q11
2Q11
3Q11
4Q11
1Q12

Net Interest Income

(in millions)



$237.4
$231.0
$228.6
$227.2
$221.0
1Q11
2Q11
3Q11
4Q11
1Q12

- Actual
- Excluding negative impact of non-performing loans [1]

(1) Non-GAAP financial measure; see appendix

Core Expenses*

(dollars in millions)


$204.7
$30.2
$69.8
$104.7
$179.6
$29.8
$56.7
$93.1
$181.4
$28.9
$60.8
$91.7
$179.7
$28.0
$58.5
$93.2
$176.5
$27.3
$56.1
$93.1
$174.4
$26.7
$55.1
$92.6
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
Employment Expenses
Other
Occupancy & Equipment

Headcount	6,109	5,518	5,400	5,285	5,224	5,163

- Continuing to pursue efficiency opportunities

* Excluding gain/loss on curtailment of post-retirement defined benefit plan, Visa indemnification charges, restructuring charges, and credit costs. Non-GAAP financial measure; see appendix

SYNOVUS

Pre-tax, Pre-credit Costs Income (1)

(dollars in millions)


$120.5
$116.9
$119.4
$113.8
$110.6
1Q11
2Q11
3Q11
4Q11
1Q12

1Q12 vs. 4Q11 Key Drivers
(in millions)

- -net interest income ↓$6.2
- -non-interest income ↑ $0.9 (excluding securities gains, net)
- -core expenses[1] ↓$2.1

	1Q11	2Q11	3Q11	4Q11	1Q12
Income (loss) before income taxes	($79)	($44)	$37	$27	$36
Add: Provision for losses on loans	142	120	102	54	66
Add: Other credit costs[2]	35	38	40	36	25
Add: Restructuring charges	24	3	3	1	1
Add: Visa indemnification charges	–	–	–	6	3
Subtract: Investment securities gains, net	(1)	–	(63)	(10)	(20)
Pre-tax, pre-credit costs income[1]	**$121**	**$117**	**$119**	**$114**	**$111**
Pre-tax, pre-credit costs income/risk-weighted assets (3)	**2.2%**	**2.2%**	**2.2%**	**2.1%**	**2.1%[4]**

(1) Non-GAAP financial measure; see appendix
(2) Other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale.
(3) Annualized
(4) Preliminary

SYNOVUS

Capital Ratios

	1Q11	2Q11	3Q11	4Q11	1Q12
Tier 1 capital ratio	12.78%	12.84%	12.97%	12.94%	13.19% (2)
Tier 1 common equity ratio	8.47	8.41	8.50	8.49	8.67 (2)
Total risk-based capital ratio	16.32	16.40	16.53	16.49	16.57 (2)
Tangible common equity/tangible assets ratio (1) (3)	6.66	6.63	6.56	6.81	6.81
Tier 1 leverage ratio	9.58%	9.70%	9.87%	10.08%	10.41% (2)

(1) Excludes the carrying value of goodwill and other intangible assets from shareholders' equity and total assets
(2) Preliminary
(3) Non-GAAP financial measure; see appendix

SYNOVUS

Credit Update

SYNOVUS

Credit Metrics Continue to Improve

(dollars in millions)

Total Credit Costs



$395
$54
$353
$54
$301
$62
$282
$30
$177
$35
$158
$38
$143
$41
$91
$36
$91
$25
Down 49% from 1Q11
$341 $299 $239 $252 $142 $120 $102 $55 $66
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12
ORE / HFS Expense
Provision Expense

Allowance for Loan Losses



3.97%
$969
3.58% 3.70%
$835 $836
3.26% 3.23%
$704 $678
3.08% 2.96%
$631 $595
2.67% 2.56%
$536 $508
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

Net Charge-offs



7.21%
$433
6.93%
$385
5.05%
$316
4.12%
$237
Down 43% from 1Q11
Down 16% from 4Q11
3.12% 3.22%
$167 $167
2.72%
$138
2.26%
$113
1.90%
$95
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

Past Due Trends



1.21%
$295
1.06% 1.12%
$247 $254
0.96% 0.97% 0.99%
0.82%
$202 $200 $200
$177
0.74% 0.73%
$149 $145
0.15% 0.09% 0.11% 0.08% 0.05% 0.11% 0.13% 0.07% 0.04%
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12
Total Past Dues
Past Dues > 90 Days

SYNOVUS

Non-performing Assets

(dollars in millions)

- Non-performing loan inflows continue to improve
  - C&I inflows improved by 51% from 4Q11
  - Investment property inflows remain at lower levels
- Non-performing assets continue to decline at a steady pace
  - NPLs down 46% from peak in 4Q09 and 5% from last quarter
  - NPAs down 42% from peak in 1Q10, now at 5.26%
- Total write-down and Allowance on NPA book is 43%
  - NPLs are written down or reserved for by 33%
  - ORE and HFS are written down or reserved for by 63%

NPL Inflows



$531
$339
$422
$295
$307
$231
$222
$189
$140
Down 54% from 1Q11
Down 26% from 4Q11
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

Non-performing Asset Trends



$1,843 $1,573 $1,556 $1,281 $1,275 $1,219 $1,164 $1,117 $1,056
$300 $263 $262 $389 $380 $334 $292 $234 $220
$1,543 6.32%
$1,310 5.61%
$1,294 5.73%
$892 4.13%
$895 4.27%
$885 4.32%
$872 4.34%
$883 4.40%
$836 4.21%
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12
Non-performing Loans
ORE / HFS

Asset Disposition Trends



$271 $206 $172 $573 $192 $195 $169 $147 $135
43% 34% 39% 46% 45% 45% 37% 39% 42%
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12
Book Balance of Dispositions
Realization Rate as % Unpaid Principal Balance at Default

SYNOVUS

NPL Inflows by Portfolio Type

(dollars in millions)

	1Q11	2Q11	3Q11	4Q11	1Q12
Investment properties	$80	$27	$32	$19	$14
Residential properties / Land-related	119	110	93	67	67
Commercial and industrial	76	64	74	77	38
Retail	32	30	23	26	21
Total	**$307**	**$231**	**$222**	**$189**	**$140**

SYNOVUS

Potential Problem Commercial Loans*

(dollars in millions)


$1,443
$1,709
$1,871
$1,436
$1,283
$1,199
$942
$780
$685
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
Down 63% from peak in 3Q10
Down 12% from 4Q11

* Potential problem loans consist of commercial substandard accruing loans but exclude loans 90 days past due and still accruing interest and accruing TDRs which are reported separately

Troubled Debt Restructurings

(dollars in millions)

Total Accruing TDRs: $651 million as of 3/31/12


Pass
11%
$72
Special Mention
34%
$224
Substandard
55%
$355

Total TDR Trends


$612
$350
$262
$646
$410
$236
$572
$464
$108
$652
$545
$107
$693
$552
$141
$811
$640
$171
$882
$668
$214
$868
$651
$217
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
Non-accruing TDRs
Accruing TDRs

- 68% of accruing TDRs are not Residential or Land-related
- 46% of accruing TDRs are rated better than Substandard
- Approximately 97% of accruing TDRs are paid current; there are no 90-day past due TDRs
- Any concession to customers experiencing financial difficulty results in a TDR classification

SYNOVUS

Substandard Accruing Loans

(dollars in millions)


Substandard Accruing Loans down by 39% since 4Q10
$1,741
$1,619
$1,598
$1,375
$1,176
$1,065
$259
$348
$452
$387
$366
$355
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
Substandard Accruing Loans
Substandard Accruing TDRs

Distribution of Substandard Accruing Loans


14%
22%
20%
3%
41%
Inv Prop
C&I
Retail
Land
Residential

SYNOVUS

Investment Properties Portfolio

(dollars in thousands)

Total Investment Properties: $4.4 billion as of 3/31/12


Other Investment Property
10%
Multi-Family
17%
Warehouses
11%
Hotels
18%
Commercial Development
6%
Shopping Centers
21%
Office Buildings
17%

Investment Property Portfolio as of 3/31/12

	Outstanding Balance	NPL Inflows	NPL Ratio	30+ DPD Ratio	1Q12 Net Charge-offs*
Multi-family	$760,911	$165	0.99%	0.06	0.04
Hotels	769,000	7,409	0.92	-	2.49
Office Buildings	758,107	2,572	0.91	1.00	0.75
Shopping Centers	936,503	1,392	1.27	0.68	2.22
Warehouses	482,823	-	1.32	0.28	1.15
Other Investment Property	463,307	120	1.15	0.21	-0.11
Commercial Development	276,157	2,759	12.32	2.03	6.37
Total Investment Properties	**$4,446,808**	**$14,417**	**1.78%**	**0.50**	**1.55**

*Annualized

- NPL inflows decreased 24% from 4Q11, to $14.4 million
- NPL Ratio improved 32 b.p.s from 4Q11
- Past dues remained at low levels

SYNOVUS

Residential C&D and Land Acquisition Portfolio

Performing Residential C&D and Land Acquisition Portfolios (dollars in millions)



$5,875
$4,762
$2,821
$1,768
$1,363
$1,284
Decline of 78% from peak
4Q07
4Q08
4Q09
4Q10
4Q11
1Q12

- The Residential C&D and Land Portfolios comprise approximately 46% of total NPAs
- Performing Residential C&D and Land Acquisition Portfolio has decreased by 78% from a peak of $5.9B in 4Q07 to less than $1.3B in 1Q12
  - 4Q07 portfolio represented 22% of total performing loans
  - 1Q12 portfolio represents 6.8% of total performing loans

Performing Residential C&D and Land as of 3/31/12



Florida
11%
Atlanta
19%
Alabama
14%
Tennessee
2%
South Carolina
19%
Other Georgia
35%

Key Credit Metrics as of 3/31/12 (dollars in thousands)

	Outstanding Balance*	Performing Loan Balance	NPL Ratio	30+ DPD Ratio	1Q12 Net Chg-off Ratio**
1-4 Family Construction	$177,111	159,728	9.81%	1.35	6.69
Residential Land Dev.	421,226	317,804	24.55	0.72	7.85
Land Acquisition	1,049,547	806,598	23.15	0.89	5.34
Total Res. C&D & Land	**1,647,884**	**1,284,130**	**22.07**	**0.90**	**6.14**
1-4 Family Investment Mortgage	$955,819	898,208	6.03%	1.08	1.93

*Includes accruing and non-accruing loans
**Annualized

C&I Portfolio

(dollars in thousands)

Diverse Industry Exposure as of 3/31/12


12.1%
8.8%
5.5%
7.2%
6.0%
9.7%
7.6%
9.0%
5.6%
5.1%
4.9%
2.0%
2.8%
2.3%
2.2%
9.2%
Health Care
Finance/Insurance
R/E Leasing
Retail Trade
Wholesale Trade
Professional, Scientific, Technical Svcs.
Ag, Forestry, Fishing
Arts, Entertainment, Rec.
Manufacturing
Construction
Other Services
R/E Other
Accommodation & Food Svcs.
Transportation & Warehousing
Educational Svcs.
All Other

C&I Portfolio as of 3/31/12

	Outstanding Balance	NPL Ratio	30+ DPD Ratio	1Q12 Net Charge-off Ratio*
Commercial, Financial, & Agricultural	$5,122,095	3.14%	0.49	1.47
Owner Occupied Real Estate	3,813,638	2.43	0.54	1.59
Total C&I Loans	**$8,935,733**	**2.84%**	**0.52**	**1.52**

* Annualized

- Total past dues are 0.52%, with only 0.02% over 90 days
- NPL inflows down 51% from 4Q11, to $38 million
- C&I Portfolio credit fundamentals remain favorable, with every key credit metric showing improvement over 4Q11
- Commercial, Financial & Agricultural sector experienced linked quarter growth for the second consecutive quarter

Retail Portfolio

(dollars in thousands)

Total Retail Loans: $3.9 billion as of 3/31/12



Florida 13%
Atlanta 11%
Alabama 17%
Tennessee 7%
South Carolina 15%
Other Georgia 36%

Retail Portfolio as of 3/31/12

	Outstanding Balance	NPL Ratio	30+ DPD Ratio	1Q12 Net Charge-off Ratio*
Home Equity Lines	$1,595,675	1.55%	0.76	1.29
Consumer Mortgages	1,390,126	3.66	1.81	1.33
Small Business Loans	328,572	1.20	1.01	0.63
Credit Cards	264,470	0.0	2.84	3.27
Other Retail Loans	289,915	0.73	1.08	0.80
Total Retail Loans	**$3,868,758**	**2.11%**	**1.32**	**1.35**

* Annualized

- Net charge-offs declined for the ninth consecutive quarter, to 1.35% in 1Q12
- NPL inflows, NPL ratio, and past-due ratio all improved during the quarter

Closing

Current and Future Capital Actions

- $300 million senior debt offering completed in 1Q12
- Deferred tax asset recovery
- TARP repayment

Appendix

SYNOVUS

Deferred Tax Asset and Valuation Allowance

(dollars in millions, except per share data)

	1Q12
Net deferred tax assets before valuation allowance	$819
Valuation allowance	817
Net deferred tax assets after valuation allowance	$2

$1.01* per common share

* Based on 786.6 million shares outstanding at March 31, 2012. Reflects the expectation that approximately $21 million of the valuation allowance will not reverse.

Expected future impact of DTA valuation allowance

- Expect to record minimal to no tax expense when reporting pre-tax profits as reductions to the DTA valuation allowance will be recognized.
- Expect to reverse substantially all of the DTA valuation allowance once we have demonstrated a sustainable return to profitability, perhaps at the point we have significantly improved credit quality and experienced consecutive profitable quarters coupled with a forecast of sufficient continuing profitability.
  - It should be noted that the reversal of the DTA valuation allowance is subject to considerable judgment.
- Depending upon the level of forecasted taxable income, the degree of risk related to realizing the forecasted taxable income, and estimated risk related to credit quality, the DTA valuation allowance could be reversed as a single event or over a period of time.
- While the reversal of the DTA valuation allowance under GAAP will immediately benefit GAAP capital and the TCE ratio, there will remain limitations on the ability to include the DTA in regulatory capital; i.e., once taxes paid in carryback periods are exhausted, banks must deduct from Tier I capital the greater of (1) the amount by which net DTAs exceed what they would expect to realize within one year or (2) the amount by which the net DTAs exceed 10% of Tier I capital.
- Several recent legislative proposals have each called for lowering the current 35% corporate income tax rate. If the corporate income tax rate is lowered, it would reduce the value of the deferred tax asset that is subject to recovery.

SYNOVUS

Non-interest Income

(dollars in thousands)

	1Q12	4Q11	1Q11	1Q12 vs. 4Q11 % Change	1Q12 vs. 1Q11 % Change
Service charges on deposit accounts	$18,231	$19,175	$20,318	(4.9%)	(10.3%)
Fiduciary and asset management fees	10,835	10,763	11,537	0.7%	(6.1%)
Brokerage revenue	6,647	6,939	6,220	(4.2%)	6.9%
Mortgage revenue	6,003	4,847	2,495	23.8%	140.6%
Bankcard fees	7,579	7,150	10,657	6.0%	(28.9%)
Investment securities gains (losses), net	20,083	10,337	1,420	94.3%	nm
Other fee income	4,700	4,310	4,931	9.0%	(4.7%)
Increase (decrease) in fair value of private equity investments, net	93	(177)	132	152.5%	(29.5%)
Other non-interest income	9,968	10,126	6,454	(1.6%)	54.4%
Total non-interest income	**$84,139**	**$73,470**	**$64,164**	14.5%	31.1%
Non-interest income, excluding investment securities gains/losses	**$64,056**	**$63,133**	**$62,744**	1.5%	2.1%

nm - not meaningful

Non-interest Expense

(dollars in thousands)

	1Q12	4Q11	1Q11	1Q12 vs. 4Q11 % Change	1Q12 vs. 1Q11 % Change
Salaries and other personnel expense	$92,622	$93,115	$93,100	(0.5%)	(0.5%)
Net occupancy and equipment expense	26,706	27,338	29,834	(2.3%)	(10.5%)
FDIC insurance and other regulatory fees	14,663	13,238	14,406	10.8%	1.8%
Foreclosed real estate expense	22,972	31,853	24,737	(27.9%)	(7.1%)
Other credit costs	1,878	4,109	10,614	(54.3%)	(82.3%)
Professional fees	9,267	10,321	9,236	(10.2%)	0.3%
Data processing expense	8,024	8,532	8,950	(6.0%)	(10.3%)
Restructuring charges	858	639	24,333	34.3%	(96.5%)
Visa indemnification charges	2,979	5,942	-	(49.9%)	nm
Loss on curtailment of post-retirement defined benefit plan	-	-	398	0.0%	(100.0%)
Other operating expenses	23,164	23,995	24,108	(3.5%)	(3.9%)
Total non-interest expense	**$203,133**	**$219,082**	**$239,716**	(7.3%)	(15.3%)
Core Expenses*	**$174,447**	**$176,539**	**$179,635**	(1.2%)	(2.9%)

* Excluding loss on curtailment of post-retirement defined benefit plan, Visa indemnification charges, restructuring charges and credit costs. Non-GAAP financial measure; see appendix

SYNOVUS

NPL Inflows by Geography

(dollars in millions)

	1Q11	2Q11	3Q11	4Q11	1Q12
Alabama	$46	$18	$16	$24	$15
Florida	52	31	27	47	51
Georgia (excluding Atlanta)	75	95	68	48	43
Atlanta	74	43	40	45	22
South Carolina	46	37	62	20	5
Tennessee	14	7	9	5	4
Total	**$307**	**$231**	**$223**	**$189**	**$140**

SYNOVUS

Net Charge-offs by Type

(dollars in millions, percentages annualized)

	3Q11		4Q11		1Q12	
Investment properties	$46.2	3.91%	$13.7	1.19%	$17.5	1.55%
1-4 family properties	24.4	5.39	30.5	7.24	16.3	4.11
Land for future development	36.9	12.48	8.0	2.85	14.2	5.34
Total CRE	**107.5**	**5.57**	**52.2**	**2.81**	**48.0**	**2.68**
Commercial and industrial	14.8	0.67	45.4	2.03	33.7	1.52
Retail	16.0	1.64	15.9	1.62	13.0	1.35
Total net charge-offs	**$138.3**	**2.72%**	**$113.5**	**2.26%**	**$94.7**	**1.90%**

SYNOVUS

Past Dues by Portfolio Type

(dollars in millions)

	30-Days + Past Due		Outstanding Balance
	4Q11	1Q12	1Q12
Investment properties	0.24%	0.50%	$4,447
1-4 family construction	0.19	1.35	177
1-4 family investment mortgage	1.16	1.08	956
Residential development	2.80	0.72	421
Residential properties	1.49	1.01	1,554
Land for future development	0.52	0.89	1,049
Total CRE	**0.56**	**0.67**	**7,050**
Commercial and industrial	0.61	0.52	8,936
Retail	1.39	1.32	3,869
Total*	**0.74%**	**0.73%**	**$19,844**

* Includes unearned income

Loan Loss Reserve Coverage Trends

(dollars in millions)


$969
$835
$836
$704
$678
$631
$595
$536
$508
128.99%
191.11%
177.98%
192.60%
176.08%
161.55%
145.12%
124.04%
128.32%
62.79%
63.71%
64.63%
78.91%
75.74%
71.33%
68.27%
60.76%
60.74%
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
Loan Loss Reserve
LLR to NPL
LLR to NPL (excluding NPLs for which the expected loss has been charged off)

SYNOVUS

Special Mention Loans (Criticized)

(dollars in millions)


Decline of 22% from peak
$2,503
$2,528
$2,334
$2,095
$2,089
$1,966
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12

SYNOVUS

Improving Portfolio Risk Distribution

(dollars in millions)

	4Q11	1Q12	1Q12 vs. 4Q11 $ Change
Passing Grades	$15,931	$15,976	$45
Special Mention	2,089	1,966	($123)
Substandard Accruing	1,176	1,066	($110)
Non-Performing Loans	883	836	($47)
Total	**$20,079**	**$19,844**	**($235)**

SYNOVUS

Improvement in Concentrations

(dollars in millions)

	4Q06		4Q07		4Q08		4Q09		4Q10		4Q11		1Q12	
Investment Properties	$4,134	16.8%	$4,530	17.1%	$5,523	19.8%	$5,897	23.2%	$5,059	23.4%	$4,557	22.7%	$4,447	22.4%
Residential Properties	$5,577	22.6%	$5,824	22.0%	$5,177	18.5%	$3,316	13.1%	$2,103	9.7%	$1,618	8.1%	$1,554	7.8%
Land Acquisition	$1,402	5.7%	$1,546	5.8%	$1,620	5.8%	$1,529	6.0%	$1,219	5.6%	$1,095	5.5%	$1,049	5.3%
Total CRE	**$11,113**	**45.1%**	**$11,900**	**44.9%**	**$12,320**	**44.1%**	**$10,742**	**42.3%**	**$8,381**	**38.7%**	**$7,270**	**36.2%**	**$7,050**	**35.5%**
C&I	$9,929	40.3%	$10,647	40.2%	$11,247	40.3%	$10,447	41.2%	$9,265	42.9%	$8,941	44.5%	$8,936	45.0%
Retail	$3,659	14.8%	$3,997	15.1%	$4,390	15.7%	$4,212	16.6%	$3,951	18.3%	$3,880	19.3%	$3,869	19.5%
Total*	**$24,655**	**100.0%**	**$26,499**	**100.0%**	**$27,920**	**100.0%**	**$25,383**	**100.0%**	**$21,586**	**100.0%**	**$20,080**	**100.0%**	**$19,844**	**100.0%**

*Total Loans is net of unearned income, which is not displayed on this table.

SYNOVUS

Non-GAAP Financial Measures

(dollars in millions, except per share data)

The following tables illustrate the method of calculating the non-GAAP financial measures used in this slide presentation.

	1Q11	2Q11	3Q11	4Q11	1Q12
Total risk-weighted assets	$22,000	$21,477	$21,372	$21,487	$21,230 [3]
Income (loss) before taxes	($79)	($44)	$37	$27	$36
Add: Provision for losses on loans	142	120	102	54	66
Add: Other credit costs[1]	35	38	40	36	25
Add: Restructuring charges	24	3	3	1	1
Add: Visa indemnification charge	–	–	–	6	3
Subtract: Investment securities gains, net	(1)	–	(63)	(10)	(20)
Pre-tax, pre-credit costs income	**$121**	**$117**	**$119**	**$114**	**$111**
Pre-tax, pre-credit costs income / RWA[2]	**2.2%**	**2.2%**	**2.2%**	**2.1%**	**2.1% [3]**

(1) Other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale
(2) Annualized
(3) Preliminary

SYNOVUS

Non-GAAP Financial Measures

(dollars in millions)

	1Q11	2Q11	3Q11	4Q11	1Q12
Total non-interest income	$64	$68	$133	$73	$84
Subtract: Investment securities gains, net	(1)	–	(63)	(10)	(20)
Non-interest income excluding investment securities gains (losses), net	**$63**	**$68**	**$70**	**$63**	**$64**

	1Q11	2Q11	3Q11	4Q11	1Q12
Sequential quarter decline in total loans	($588)	($493)	($403)	($22)	($236)
Add: Transfers to other loans held for sale	73	11	16	4	1
Add: Foreclosures	70	60	58	36	48
Add: Charge-offs excluding transfers to other loans held for sale and loan sales	98	127	88	78	65
Add: Loan sales	109	127	109	71	97
Net sequential quarter loan growth (decline)	**($238)**	**($168)**	**($132)**	**$167**	**($25)**

SYNOVUS

Non-GAAP Financial Measures

(dollars in millions)

	1Q11	2Q11	3Q11	4Q11	1Q12
Total non-interest expense	$240	$222	$223	$219	$203
Other credit costs (1)	(36)	(38)	(40)	(36)	(25)
Restructuring charges	(24)	(3)	(3)	(1)	(1)
Visa indemnification charge	–	–	–	(6)	(3)
Core expenses	**$180**	**$181**	**$180**	**$176**	**$174**

	1Q11	2Q11	3Q11	4Q11	1Q12
Average earning assets (2)	$27,398	$26,519	$26,231	$25,719	$25,117
Net interest income (taxable equivalent)	$237	$231	$229	$227	$221
Add: Negative impact of non-performing loans on net interest income (3)	15	16	15	14	12
Net interest income (taxable equivalent) excluding the negative impact of non-performing loans	$252	$247	$244	$241	$233
Net interest margin	3.52%	3.51%	3.47%	3.52%	3.55%
Negative impact of non-performing loans	0.24	0.25	0.23	0.22	0.19
Net interest margin excluding negative impact of non-performing loans	**3.76%**	**3.76%**	**3.70%**	**3.74%**	**3.74%**

(1) Other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale
(2) Quarterly average balance
(3) Represents pro forma interest income on non-performing loans at current commercial loan portfolio yield, and net interest charge-offs on loans recognized during the quarter

SYNOVUS

Non-GAAP Financial Measures

(dollars in millions)

	1Q11	2Q11	3Q11	4Q11	1Q12
Total deposits	$23,206	$22,875	$23,109	$22,412	$22,138
Brokered deposits	(2,979)	(2,691)	(2,157)	(1,783)	(1,407)
Core deposits	**$20,227**	**$20,184**	**$20,952**	**$20,629**	**$20,731**

	1Q11	2Q11	3Q11	4Q11	1Q12
Total assets	$28,678	$28,314	$28,254	$27,163	$27,065
Goodwill	(24)	(24)	(24)	(24)	(24)
Other intangible assets, net	(12)	(11)	(10)	(9)	(8)
Tangible assets	$28,642	$28,279	$28,220	$27,130	$27,033
Total shareholders' equity	2,883	2,851	2,830	2,827	2,822
Goodwill	(24)	(24)	(24)	(24)	(24)
Other intangible assets, net	(12)	(11)	(10)	(9)	(8)
Cumulative perpetual preferred stock	(940)	(942)	(945)	(947)	(950)
Tangible common equity	1,907	1,874	1,851	1,847	1,840
Tangible common equity to tangible assets ratio	**6.66%**	**6.63%**	**6.56%**	**6.81%**	**6.81%**